Exhibit 10.64

January 1, 2013

New York Aircam Corp.
340 Crossways Park  Drive
Woodbury, NY  11771

Re:  Extension of Management Agreement

Gentlemen:

Reference is made hereby to that certain Aircraft Management Agreement (the “Agreement”) entered into as of July 9, 2010 by and among CSC Transport, Inc. (“CSC”), New York Aircam Corp. (“NY Aircam)”, Charles F. Dolan (“CFD”) and Patrick F. Dolan (“PFD”).

CSC, DFO, CFD and PFD hereby agree that the Agreement shall hereby continue in an effect on a month-to-month basis until such time as terminated by either party on ten days notice or the aircraft which is the subject of the Agreement is sold to a third party.   Except as amended hereby, the Agreement shall remain in full force and effect in accordance with its terms.

Please indicate your acceptance of the foregoing by executing this letter in the space provided below.  Thank you for your assistance in this matter.

Sincerely,

CSC TRANSPORT, INC.

By:	/s/ James Nuzzo
Name:	James Nuzzo
Title:	EVP, Business Planning

AGREED AND ACCEPTED:

NEW YORK AIRCAM CORP.

By:	/s/ Renzo R. Mori
Name: Renzo R. Mori
Title: VP

CHARLES F. DOLAN		PATRICK F. DOLAN
/s/ Charles F. Dolan		/s/ Patrick F. Dolan